SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 14, 2005

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 940-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 14, 2005, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired with respect to the sale to The Bon-Ton Stores, Inc. (“Buyer”) of Saks Incorporated’s (the “Company”) Northern Department Stores Group, an operating division of the Saks Department Store Group which operates stores under the business names “Carson Pirie Scott,” “Bergner’s,” “Boston Store,” “Herberger’s” and “Younkers”. The sale is to be consummated in accordance with, and subject to, the terms and conditions of the previously disclosed Purchase Agreement dated as of October 29, 2005 between the Company and Buyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: December 15, 2005	/S/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and General Counsel